Revenue	12 Months Ended
Dec. 31, 2018
Revenue from Contract with Customer [Abstract]
Revenue
REVENUE

(in millions)	2018	2017
Electric and gas revenue
United States
ITC	$1,539	$1,583
UNS Energy	1,993	1,875
Central Hudson	963	814
Canada
FortisBC Energy	1,136	1,244
FortisAlberta	554	593
FortisBC Electric	354	347
Newfoundland Power	651	666
Maritime Electric	200	191
FortisOntario	197	197
Caribbean
Caribbean Utilities	253	222
FortisTCI	78	71
Total electric and gas revenue	7,918	7,803
Other services revenue (1)	408	395
Revenue from contracts with customers	8,326	8,198
Alternative revenue	16	(46)
Other revenue	48	149
Total revenue	$8,390	$8,301

(1)	Includes $234 million and $217 million from regulated operations for 2018 and 2017, respectively

Revenue from Contracts with Customers
Electric and gas revenue includes revenue from the sale and/or delivery of electricity and gas, transmission revenue, and wholesale electric revenue, all based on regulator-approved tariff rates.

Other services revenue includes: (i) the sale of energy from non-regulated generation operations; (ii) management fee revenue at UNS Energy for the operation of Springerville Units 3 and 4; (iii) revenue from storage optimization activities at Aitken Creek; and (iv) revenue from other services that reflect the ordinary business activities of Fortis' utilities.

Alternative Revenue
Alternative revenue programs allow utilities to adjust future rates in response to past activities or completed events if certain criteria are met. Alternative revenue is recognized on an accrual basis with a corresponding regulatory asset or liability until the revenue is settled. Upon settlement, revenue is not recognized as revenue from contracts with customers but rather as settlement of the regulatory asset or liability on the balance sheet. The Corporation's significant alternative revenue programs are summarized as follows.

ITC's formula rates include an annual true-up mechanism that compares actual revenue requirements to billed revenue, and any under- or over-collections are accrued as a regulatory asset or liability and reflected in future rates within a two-year period (Note 9). The formula rates do not require annual regulatory approvals, although inputs remain subject to legal challenge.

UNS Energy's lost fixed-cost recovery mechanism ("LFCR") surcharge recovers lost fixed costs, as measured by a reduction in non-fuel revenue, associated with energy efficiency savings and distributed generation. To recover the LFCR regulatory asset, UNS Energy is required to file an annual LFCR adjustment request with the ACC for the LFCR revenue recognized in the prior year. The recovery is subject to a year-over-year cap of 1% of total retail revenue. UNS Energy's demand side management surcharge, which is approved by the ACC annually, compensates for the costs to design and implement cost-effective energy efficiency and demand response programs until such costs, along with a performance incentive, are reflected in non-fuel base rates.

At FortisBC Energy and FortisBC Electric, the earnings sharing mechanism allows for a 50/50 sharing of variances from operating and maintenance expenses and capital expenditures approved as part of the annual revenue requirements. This mechanism is in place until the expiry of the current PBR plan in 2019. Additionally, variances in the forecast versus actual customer-use rate are captured throughout the year in a revenue stabilization adjustment mechanism and a flow-through deferral account, both of which are either refunded to, or recovered from, customers in rates within two years.

Other Revenue
Other revenue primarily includes gains or losses on energy contract derivatives and lease revenue.